UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

A. O. Corporation (the “Company”) held its Annual Meeting of Stockholders on April 13, 2017, for the purposes of the election of the Company’s Board of Directors, to hold an advisory vote to approve the compensation of our named executive officers, to hold an advisory vote to recommend the frequency of future advisory votes on the compensation of our named executive officers, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and to approve the performance goals and related matters under the A. O. Smith Combined Incentive Compensation Plan.

The voting results for the election of the Company’s Board of Directors were as follows:

Class A Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Ronald D. Brown	25,660,092	0	0
Paul W. Jones	25,660,092	0	0
Dr. Ilham Kadri	25,660,092	0	0
Ajita G. Rajendra	25,660,092	0	0
Bruce M. Smith	25,660,092	0	0
Mark D. Smith	25,660,092	0	0

Common Stock Directors	For	Authority Withheld	Broker Non-Vote
Gloster B. Current, Jr.	114,940,999	1,592,023	9,892,910
William P. Greubel	111,406,221	5,126,801	9,892,910
Idelle K. Wolf	114,544,402	1,988,620	9,892,910
Gene C. Wulf	114,033,787	2,499,235	9,892,910

The advisory voting results for the approval of the compensation of the Company’s named executive officers were as follows:

Total Votes
For	36,990,530
Against	301,041
Abstain	20,923
Broker Non-Votes	990,191

The advisory voting results to recommend the frequency of future advisory votes on the compensation of our named executive officers:

Total Votes
1 Year	35,874,363
2 Years	26,535
3 Years	1,391,914
Abstain	20,582
Broker Non-Votes	989,291

The Board of Directors has considered these results and determined that the Company will hold an advisory vote to approve the compensation of its named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

The voting results for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017, were as follows

Total Votes
For	38,168,334
Against	120,689
Abstain	13,662

The voting results to approve the performance goals and related matters under the A. O. Smith Combined Incentive Compensation Plan:

Total Votes
For	34,659,364
Against	2,483,062
Abstain	170,969
Broker Non-Votes	989,291

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 17, 2017	By	/s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary

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